EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luke R. Schmieder, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of Mesa Laboratories, Inc. on Form 10-KSB for the
annual period ended March 31, 2003 fully complies with the requirements of
Section 13(a)or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Mesa Laboratories, Inc.

                                   By:  /s/  Luke R. Schmieder
                                        ----------------------
                                   Name:  Luke R. Schmieder
                                   Title: Chief Executive Officer